Exhibit 32.01

CERTIFICATION OF INTERIM CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
(Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

I, Catherine Thompson, Interim Chief Executive Officer and Chief Financial Officer of MATRIXX RESOURCE HOLDINGS, INC. (the "Registrant"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

(1)           the Quarterly Report on Form 10-QSB of the Registrant, to which this certification is attached as an exhibit (the "Report"), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of  1934, as amended ;

and

(2)           the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: May 21, 2007

/s/ Catherine Thompson
Catherine Thompson
Interim Chief Executive Officer and
Chief Financial Officer